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                                                                      EXHIBIT 23

                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8) of MultiMedia Access Corporation of our report dated March 6, 1998 with respect to the consolidated financial statements of MultiMedia Access Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 1997, filed with the Securities and Exchange Commission.



                                /s/ Ernst & Young LLP
                                -----------------------------------
                                ERNST & YOUNG, LLP
Dallas, Texas
May 14, 1998